UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.          )

Filed by Registrant ☑ Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

DEUTSCHE VARIABLE SERIES II

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

1

Deutsche Money Market VIP

A Message from the Fund’s President

October __, 2015

Dear Shareholder,

I am writing to you to ask for your vote on an important matter that affects your investment in Deutsche Money Market VIP (the “Fund”). While you are, of course, welcome to join us at the special shareholders’ meeting, most shareholders cast their vote by filling out, signing and mailing the enclosed proxy card, or voting by telephone or through the Internet.

We are asking for your vote on the following matter:

Proposal:	Approval of a Revised Fundamental Investment Policy Relating to Concentration.

Your Fund’s investment advisor has spent significant time assessing the impact of recent changes to federal rules impacting the operation of money market funds. Based on its review, your Fund’s investment advisor has proposed a revision to your Fund’s fundamental investment policy relating to concentration which would enable your Fund to operate as a “government money market fund.” Under the new rules, by operating your Fund as a government money market fund, your Fund will be able to continue to seek to maintain a stable $1.00 net asset value per share ("NAV"). (Although the Fund will seek to maintain a $1.00 NAV, there is no guarantee that the Fund will be able to do so and if the NAV falls below $1.00, you would lose money.) In addition, as a government money market fund, your Fund will not be subject to liquidity fees and/or redemption gates, allowing you to continue to use your Fund as you do today. The proposal has been carefully reviewed by your Fund's Board of Trustees (the "Board"). The Board believes this proposal is in the best interests of your Fund and it recommends that shareholders vote FOR the proposal.

The enclosed proxy statement provides greater detail about the proposal to revise the Fund’s fundamental investment policy relating to concentration, including why it is being proposed and how it would affect your Fund. Please read these materials carefully.

We want to hear from you as the shareholders of the Fund. Whether or not you plan to be present at the shareholder meeting, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card/voting instruction card, vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed on your proxy card/voting instruction card. In some cases, you may receive more than one proxy card/voting instruction card. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. Your prompt return of the enclosed proxy card/voting instruction card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations. Your vote is important.

1

We appreciate the time and consideration I am sure you will give to this important matter. If you have questions about the proposal, please call Computershare Fund Services, Inc., your Fund’s proxy solicitor, at [Toll Free Number] or contact your financial advisor. Thank you for your continued support of Deutsche Asset & Wealth Management.

Best regards,

[insert signature]

Brian Binder

President

2

Questions & Answers

Deutsche Money Market VIP

Q&A

Q. What am I being asked to vote on?

A. You are being asked to vote on a proposal to revise your Fund’s fundamental investment policy relating to concentration (the “Concentration Policy”), such that your Fund will no longer be required to invest more than 25% of its total assets in obligations of banks and other financial institutions.

Q. Why am I being asked to vote on the revision to my Fund’s Concentration Policy?

A. You are being asked to approve the revision to your Fund's Concentration Policy to enable your Fund to operate as a "government money market fund" under new federal rules that relate to the operation of money market funds. Currently, your Fund operates as a "prime" intuitional money market fund, which means that it can invest in high-quality, U.S. dollar-denominated, short-term money market securities from government and private issuers, including corporations and banks. Under the new rules, a government money market fund is a money market fund that invests at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are collateralized by these same instruments. Your Fund’s current Concentration Policy, which requires the Fund to invest more than 25% of its total assets in obligations of banks and other financial institutions, precludes the Fund from meeting the 99.5% investment requirement. If your Fund is unable to operate as a government money market fund, the Fund would likely be required to operate as a prime institutional money market fund under the new rules. As such, your Fund would be required to float its net asset value per share (“NAV”) and be subject to liquidity fees and/or redemption gates.

Q. What are the reasons for converting my Fund to a government money market fund?

A. Since the adoption by the Securities and Exchange Commission in July 2014 of new rules impacting the operation of money market funds, Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisor to your Fund, has spent significant time assessing the new rules, including the potential impact to your Fund and its shareholders and has discussed its assessment with your Fund's Board over the course of several meetings. Based on its assessment, DIMA believes that the Fund, as currently structured, would be required to operate as a "prime institutional money market fund" under the new rules. As a prime institutional money market fund, the Fund would be required to value its portfolio securities using market-based factors and shareholders would be required to buy and sell shares of the Fund based on a floating NAV (i.e., the Fund would be unable to maintain a stable $1.00 NAV). In addition, the Fund would potentially be subject under certain circumstances to liquidity fees and/or redemption gates as a prime institutional money market fund. After listening to investor feedback, DIMA believes that investors prefer access to stable NAV money market funds (e.g., funds that seek to maintain a $1.00 NAV) that will not be subject to liquidity fees and/or redemption gates. Under the new rules, by operating the Fund as a government money market fund, the Fund will be able to continue to seek to maintain a stable $1.00 NAV using the same valuation methods to value its portfolio securities currently employed today. (Although the Fund will seek to maintain a $1.00 NAV, there is no guarantee that the Fund will be able to do so and if the NAV falls below $1.00, you would lose money.) In addition, as a government money market fund, the Fund will not be subject to liquidity fees and/or redemption gates. Therefore, DIMA recommended converting your Fund to a government money market fund as a way to allow shareholders to continue to use the Fund as they do today.

3

Q. What effect would the revised Concentration Policy have on my Fund?

A. If shareholders approve the proposal, your Fund will revise its current Concentration Policy, so that your Fund will no longer invest more than 25% of its total assets in obligations of banks and other financial institutions. In addition, your Fund will make other changes, which do not require shareholder approval, that will allow your Fund to operate as a government money market fund, including adopting a principal investment strategy to normally invest at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are collateralized by these instruments, and reducing the management fee rate paid by the Fund to DIMA.

If shareholders approve the proposal, your Fund also intends to change its name from Deutsche Money Market VIP to Deutsche Government Money Market VIP Additionally, if your Fund does operate as a government money market fund, your Fund currently does not intend to impose liquidity fees or redemption gates upon the compliance date of the money market reforms. If your Fund were to elect to impose liquidity fees and/or redemption gates in the future, your Fund would provide you with prior notice.

Q. Who is incurring the costs of this proxy solicitation?

A. DIMA has agreed to pay for the costs of the proxy solicitation.

Q. When will the conversion be effective?

If shareholders approve the revised Concentration Policy, DIMA currently anticipates that the change to the Concentration Policy and other changes for your Fund to operate as a government money market fund will take effect on or about May 2, 2016. To ensure an orderly transition to a government money market fund, DIMA anticipates that it will begin to gradually implement changes to the investments of the Fund after shareholder approval of the revised Concentration Policy. As a result, it is expected that the Fund gradually will allocate a larger percentage of its assets to government securities over time until it reaches its new allocation on or about May 2, 2016.

Q. Why did my Fund’s Board recommend the proposal?

A. After carefully reviewing the proposal, your Fund’s Board believes that revising your Fund's Concentration Policy to enable your Fund to operate as a government money market fund is in the best interests of your Fund. Your Fund’s Board unanimously recommends that you vote FOR this proposal.

Q. What will happen if shareholders do not approve the proposal?

A. If shareholders do not approve the revised fundamental investment policy relating to concentration, the Board will consider other options for your Fund, in light of the new rules, that it deems to be in the best interests of the Fund.

Q. How can I vote?

A. You can vote in any one of four ways:

(1) Via the Internet, by going to the website listed on your proxy card;

(2) By telephone, with a toll-free call to the number listed on your proxy card;

(3) By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

(4) In person, by attending the special meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the Proxy Statement before you vote.

4

Q. Whom should I call for additional information about the attached proxy statement?

A. Please call Computershare Fund Services, Inc., your Fund’s proxy solicitor, at [Toll free number].

5

DEUTSCHE VARIABLE SERIES II

Deutsche Money Market VIP

345 Park Avenue, New York, New York 10154

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

To Be Held On December 21, 2015

This is the formal notice for your Fund’s special meeting of shareholders. It tells you what matter will be voted on and the time and place of the special meeting, in the event you choose to attend in person.

To the shareholders of Deutsche Money Market VIP (the "Fund"):

A special meeting of the shareholders of the Fund will be held on December 21, 2015 at [2:00 p.m.] (Eastern time), at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154 (the “Meeting”), to consider the following (the “Proposal”) and to transact such other business as may properly come before the Meeting:

PROPOSAL:	Approval of a Revised Fundamental Investment Policy Relating to Concentration

The persons named as proxies will vote in their discretion on any other business that properly may come before the Meeting or any adjournments or postponements thereof. Holders of record of shares of the Fund at the close of business on October 7, 2015 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve the Proposal for the Fund is not obtained at the Meeting, the Meeting may be adjourned or postponed one or more times in accordance with the Fund's governing documents and applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable.

This notice and the related proxy materials are first being mailed to shareholders on or about October __, 2015.

This proxy is being solicited on behalf of your Fund’s Board of Trustees (the "Board").

By Order of the Board

John Millette

Secretary

October __, 2015

We urge you to mark, sign, date and mail the enclosed proxy card/voting instruction card in the postage-paid envelope provided or to record your voting instructions by telephone or via the Internet so that you will be represented at the Meeting. If you complete and sign the proxy card/voting instruction card (or tell us how you want to vote by voting by telephone or via the Internet), we will vote it exactly as you tell us. If you simply sign the proxy card, we will vote it in accordance with the Board’s recommendation on the Proposal. Your prompt return of the enclosed proxy card/voting instruction card (or your voting by telephone or via the Internet) may save the necessity and expense of further solicitations. If you have any questions, please call Computershare Fund Services, Inc., your Fund’s proxy solicitor, at the special toll-free number we have set up for you [(Toll Free Number)], or contact your insurance company.

6

IMPORTANT INFORMATION

FOR OWNERS OF VARIABLE ANNUITY

OR LIFE INSURANCE CONTRACTS INVESTED IN THE FUND

This document contains a Proxy Statement and a voting instruction card. You can use your voting instruction card to tell your insurance company how to vote on your behalf on important issues relating to your investment in the Fund. If you complete and sign the voting instruction card, your insurance company will vote the shares corresponding to your insurance contract exactly as you indicated. If you simply sign the voting instruction card, your insurance company will vote the shares corresponding to your insurance contract in accordance with the Board’s recommendation on the Proposal. If you do not return your voting instruction card, your insurance company will vote your shares in the same proportion as shares for which instructions have been received.

We urge you to review the Proxy Statement carefully and fill out your voting instruction card and return it by mail. Your prompt return of the enclosed voting instruction card may save the necessity and expense of further solicitations.

If you have any questions, please call Computershare Fund Services, Inc., your Fund’s proxy solicitor, at the special toll-free number we have set up for you [(Toll Free Number)], or contact your insurance company.

7

INSTRUCTIONS FOR SIGNING PROXY CARDS AND VOTING INSTRUCTION CARDS

The following general rules for signing proxy cards and voting instruction cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card or voting instruction card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Only one party needs to sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card or voting instruction card.

3. All Other Accounts: The capacity of the individual signing the proxy card or voting instruction card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts (1) ABC Corp	ABC Corp John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts

(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts

(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial, GMA/UTMA or Estate Accounts
(1) John B. Smith, Cust. F/b/o John B. Smith Jr.	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

8

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

DEUTSCHE VARIABLE SERIES II

Deutsche Money Market VIP

December 21, 2015

GENERAL

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on December 21, 2015:

The proxy statement is available at [www._______________________].

This proxy statement (the “Proxy Statement”) is being furnished in connection with the solicitation of proxies by the Board of Trustees of Deutsche Variable Series II, on behalf of its series, Deutsche Money Market VIP (the "Fund"), to be held at the offices of the Fund's investment advisor, Deutsche Investment Management Americas Inc. ("DIMA"), 345 Park Avenue, New York, New York 10154 on December 21, 2015 at [2:00 p.m.] (Eastern time), and at any and all adjournments or postponements thereof (the “Meeting”), at which shareholders will be asked to consider the proposal described below (the “Proposal”).

Shares of the Fund are available exclusively as a pooled funding vehicle for variable life insurance policies and variable annuity contracts (each a "Contract") offered by the separate accounts, or sub-accounts thereof, of certain life insurance companies (each a "Participating Insurance Company" and collectively, the "Participating Insurance Companies"). The Participating Insurance Companies own shares of the Fund as depositors for the owners of their respective Contracts (each a "Contract Owner" and collectively, the "Contract Owners"). Thus, individual Contract Owners are not the "shareholders" of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. To the extent required to be consistent with the interpretation of voting requirements by the staff of the Securities and Exchange Commission (the "SEC"), each Participating Insurance Company will offer to Contract Owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the proposed matter. This Proxy Statement is, therefore, furnished to Contract Owners entitled to give voting instructions with regard to the Fund. All persons entitled to direct the voting of the shares of the Fund, whether or not they are shareholders, are described as voting for purposes of this Proxy Statement. This Proxy Statement, along with the enclosed Notice of a Special Meeting of Shareholders and the accompanying proxy card (the “Proxy Card”) or voting instruction card (the "Voting Instruction Card"), is first being mailed to shareholders and Contract Owners on or about October __, 2015. It explains what you should know before voting on the Proposal. Please read it carefully and keep it for future reference.

The Meeting is being held to consider and to vote on the following Proposal, as described more fully herein, and such other matters as properly may come before the Meeting:

PROPOSAL:	Approval of a Revised Fundamental Investment Policy Relating to Concentration

In the description of the Proposal below, the word "fund" is sometimes used to mean an investment company or series thereof in general, and not the Fund whose shareholders are solicited by this Proxy Statement. In addition, for simplicity, actions are described in this Proxy Statement as being taken by the Fund, a series of Deutsche Variable Series II, a Massachusetts business trust, although all actions are actually taken by Deutsche Variable Series II on behalf of the Fund. Deutsche Variable Series II is referred to herein as a “Trust.” The term “Board,” as used herein, refers to the Board of Trustees of the Trust. The term “Board Member,” as used herein, refers to a person who serves as a trustee of the Trust (a "Trustee").

1

The appointed proxies will vote in their discretion on any other business that properly may come before the Meeting.

The most recent Annual Report of the Fund, containing audited financial statements for the most recent fiscal year, and the most recent Semiannual Report of the Fund (each, a “Report”), previously have been furnished to the Fund’s shareholders. An additional copy of each Report will be furnished without charge upon request by writing to the Fund at 345 Park Avenue, New York, New York 10154, or by calling 1-800-728-3337. Reports also are available on the Fund’s website at www.deutschefunds.com or at the website of the SEC at www.sec.gov.

2

PROPOSAL

Approval of a Revised Fundamental Investment Policy

Relating to Concentration

Shareholders are being asked to approve a revision to the Fund's fundamental investment policy relating to concentration ("Proposed Concentration Policy") to enable your Fund to operate as a "government money market fund" under new federal rules that relate to the operation of money market funds. Currently, the Fund operates as a "prime" money market fund, which means that it can invest in high-quality, U.S. dollar-denominated, short-term money market securities from government and private issuers, including corporations and banks. Under the new rules, a government money market fund is a money market fund that invests at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are collateralized by these same instruments. The Fund’s current fundamental investment policy relating to concentration ("Current Concentration Policy"), which requires the Fund to invest more than 25% of its total assets in obligations of banks and other financial institutions, precludes the Fund from meeting the 99.5% investment requirement.

Since the adoption by the Securities and Exchange Commission in July 2014 of new rules impacting the operation of money market funds, DIMA, the investment advisor to the Fund, has spent significant time assessing the new rules, including the potential impact to the Fund and its shareholders and has discussed its assessment with the Fund's Board over the course of several meetings. Based on its assessment, DIMA believes that the Fund, as currently structured, would be required to operate as a "prime institutional money market fund" under the new rules. As a prime institutional money market fund, the Fund would be required to value its portfolio securities using market-based factors and shareholders would be required to buy and sell shares of the Fund based on a floating net asset value per share ("NAV") (i.e., the Fund would be unable to maintain a stable $1.00 NAV). In addition, the Fund would potentially be subject under certain circumstances to liquidity fees and/or redemption gates as a prime institutional money market fund. After listening to investor feedback, DIMA believes that investors prefer access to stable NAV money market funds (i.e., funds that seek to maintain a $1.00 NAV) that will not be subject to liquidity fees and/or redemption gates. Under the new rules, by operating the Fund as a government money market fund, the Fund will be able to continue to seek to maintain a stable $1.00 NAV using the same valuation methods to value its portfolio securities currently employed today. (Although the Fund will seek to maintain a $1.00 NAV, there is no guarantee that the Fund will be able to do so and if the NAV falls below $1.00, you would lose money.) In addition, as a government money market fund, the Fund will not be subject to liquidity fees and/or redemption gates. Therefore, DIMA recommended converting the Fund to a government money market fund as a way to allow shareholders to continue to use the Fund as they do today.

The 1940 Act requires mutual funds to state a policy regarding concentration of investments in a particular industry, and to make the policy fundamental, which means that it is only changeable by a vote of the mutual fund’s shareholders. The Fund’s Current Concentration Policy states:

“The fund may not concentrate its investments in a particular industry (excluding U.S. Government Obligations), as that term is used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction from time to time; except that the fund will invest more than 25% of its total assets in the obligations of banks and other financial institutions.”

The Fund’s Current Concentration Policy, which requires the Fund to invest more than 25% of its total assets in obligations of banks and other financial institutions, precludes it from meeting the 99.5% investment requirement to operate as a government money market fund. As a result, DIMA recommended and the Board has approved and recommends that the Fund’s shareholders approve the Proposed Concentration Policy as follows:

3

“The fund may not concentrate its investments in a particular industry (excluding U.S. Government Obligations), as that term is used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction from time to time.”

Under the Proposed Concentration Policy, the Fund would be prohibited from investing more than 25% of its total assets in securities issued by companies in the same industry, including the obligations of banks and other financial institutions. This limitation would not apply to the Fund’s investments in U.S. government securities.

If shareholders approve the Proposal, the Fund will make additional changes, which do not require shareholder approval, that will allow for the Fund to operate as a government money market fund, including adopting a principal investment strategy to normally invest at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are collateralized by these instruments, and reducing the management fee rate paid by the Fund to DIMA.

If shareholders approve the Proposal, the Fund also intends to change its name from Deutsche Money Market VIP to Deutsche Government Money Market VIP.

Additionally, under the new rules, a government money market fund is not required to impose liquidity fees or redemption gates, but may elect to do so in the future. If the Proposal is approved by shareholders and the Fund makes the additional changes to operate as a government money market fund, the Fund currently does not intend to impose liquidity fees and/or redemption gates upon the compliance date of the money market reforms. If the Fund were to elect to impose liquidity fees and/or redemption gates in the future, the Fund would provide shareholders with prior notice.

If shareholders approve the Proposal, DIMA currently anticipates that the Proposed Concentration Policy and other changes for the Fund to operate as a government money market fund will take effect on or about May 2, 2016. To ensure an orderly transition to a government money market fund, DIMA anticipates that it will begin to gradually implement changes to the investment of the Fund after shareholder approval of the Proposed Concentration Policy. As a result, it is expected that the Fund gradually will allocate a larger percentage of its assets to government securities over time until it reaches its new allocation on or about May 2, 2016. Because the yields on government securities generally may be expected to be lower than the yields on comparable non-government securities, it should be expected that the Fund’s yield may decrease as more of the Fund’s assets are invested in government securities.

If shareholders do not approve the Proposal, the Fund’s Current Concentration Policy will remain in effect and the Fund will be unable to maintain a stable $1.00 share price and would be subject to liquidity fees and redemption gates once the new rules take effect. Accordingly, the Board will consider other options in light of the new money market fund rules that it deems to be in the best interests of the Fund.

Required Vote

For the Fund, approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. “Majority of the outstanding voting securities,” as defined in the 1940 Act, means the lesser of (A) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of the Fund.

Recommendation of the Board

The Board of your Fund believes that the Proposed Concentration Policy is in the best interests of your Fund. Accordingly, the Board unanimously recommends that shareholders vote FOR the approval of the Proposed Concentration Policy.

4

ADDITIONAL INFORMATION

Proxy Costs. DIMA will pay the costs of preparing, printing and mailing the enclosed Proxy Card or Voting Instruction Card and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph for the Fund, which are estimated to be approximately [$ ] for the Fund.

Voting Power. For the Fund, each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

Quorum and Required Vote. A quorum for the transaction of business at the Meeting requires the presence in person or by proxy at the Meeting of 30% of the shares issued and outstanding and entitled to vote of the Fund. Because the Participating Insurance Companies, who hold shares of the Fund on behalf of the Contract Owners, are technically the shareholders of the Fund, the quorum requirement applies to, and is determined with respect to, the Participating Insurance Companies. Proxies are being solicited from the Fund’s shareholders by the Fund’s Board for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the Proposal. The specific voting requirements to approve the Proposal are discussed above in the Proposal.

Record Date and Method of Tabulation. Shareholders of record at the close of business on October 7, 2015 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. The number of shares of the Fund that were issued and outstanding as of the Record Date was [Number of Shares].

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Fund as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the Proposal for purposes of determining whether sufficient affirmative votes have been cast.

The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and “broker non-votes” will have the effect of a negative vote on the Proposal. Shares attributable to amounts retained by each Participating Insurance Company will be voted in the same proportion as voting instructions received from Contract Owners. This practice is commonly referred to as "mirror" or "echo" voting. Certain Participating Insurance Companies may apply thresholds with respect to the number of voting instructions that must be received from Contract Owners before such Participating Insurance Company will implement echo voting. The level of thresholds, if any, varies among Participating Insurance Companies. Accordingly, shareholders are urged to forward their voting instructions promptly.

Deutsche Bank Voting. Deutsche Bank Trust Company Americas (“Deutsche Bank Trust”) will vote any shares in accounts as to which Deutsche Bank Trust has voting authority, and shares in any other accounts as to which Deutsche Bank Trust is the agent of record, which are not otherwise represented in person or by proxy at the Meeting. Deutsche Bank Trust will vote shares of the Fund over which it has investment discretion in accord with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries. Deutsche Bank Trust will vote shares of the Fund for which it is the owner of record but does not have investment discretion, which are not otherwise represented in person or by proxy at the Meeting, in the same proportion as the votes cast by holders of all shares in the Fund otherwise represented at the Meeting. This practice is commonly referred to as “mirror” or “echo” voting. Deutsche Bank and its affiliates will vote any shares held in proprietary accounts in accordance with their voting procedures.

Share Ownership. Exhibit A to this Proxy Statement sets forth information as of October 7, 2015 regarding the ownership of the Fund’s' shares by the only persons known by the Fund to own more than 5% of the outstanding shares of a class of the Fund. Collectively, the Board Members and executive

5

officers of the Fund own less than 1% of the Fund's outstanding shares. The number of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.

Solicitation of Proxies. Shares of the Fund are offered only to Participating Insurance Companies to fund benefits under their Contracts. Therefore, shares of the Fund are held by separate accounts, or sub-accounts thereof, of various Participating Insurance Companies. These shares are owned by the Participating Insurance Companies as depositors for their respective Contracts issued to individual Contract Owners or to a group (e.g. a defined benefit plan) in which Contract Owners participate. Contract Owners have the right to instruct the Participating Insurance Companies on how to vote the shares related to their interests through their Contracts (i.e., pass-through voting). A Participating Insurance Company must vote the shares of the Fund held in its name as directed. In the absence of voting directions on any voting instruction card that is signed and returned, the Participating Insurance Company will vote the interest represented thereby in favor of the proposal. If a Participating Insurance Company does not receive voting instructions for all of the shares of the Fund held under the Contracts, it will vote all of the shares in the relevant separate accounts with respect to the proposal, for, against, or abstaining, in the same proportion as the shares of the Fund for which it has received instructions from Contract Owners (i.e., echo voting). This Proxy Statement is used to solicit voting instructions from Contract Owners, as well as to solicit proxies from the Participating Insurance Companies and the actual shareholders of the Fund. All persons entitled to direct the voting of shares, whether or not they are shareholders, are described as voting for purposes of this Proxy Statement.

Although it is not currently expected that the Fund's proxy solicitor, Computershare Fund Services, Inc. ("Computershare") will actively solicit voting instructions, Computershare has been authorized to record proxy votes and voting instructions from shareholders and contract owners, respectively, that contact Computershare. If the Fund records votes by telephone, they will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to allow shareholders to confirm that their instructions have been recorded properly.

In all cases in which a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and for confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process, to read the Proposal listed on the Proxy Card/Voting Instruction Card and to ask for the shareholder’s instructions on the Proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Computershare will record the shareholder’s instructions on the Proxy Card/Voting Instruction Card. Within 72 hours, the shareholder will be sent a letter that confirms his or her vote and that asks the shareholder to call [Toll Free Number] immediately if his or her instructions are reflected incorrectly in the confirmation.

Please see the instructions on your Proxy Card/Voting Instruction Card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote through the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or via the Internet, the shareholder still may submit the Proxy Card/Voting Instruction Card originally sent with the Proxy Statement or attend the Meeting in person. Should shareholders require additional information regarding the proxy or a replacement Proxy Card/Voting Instruction Card, they may contact Computershare toll-free at [Toll Free Number]. Any proxy/voting instruction given by a shareholder is revocable until voted at the Meeting.

6

As the Meeting date approaches, certain shareholders of the Fund may receive a telephone call from a representative of Computershare if their votes have not yet been received.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. DIMA will pay the costs of solicitation, including (a) the printing and mailing of this Proxy Statement and the accompanying materials, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of a Fund’s shares, (c) payment to Computershare for its services in soliciting proxies and (d) supplementary solicitations to submit proxies.

Revocation of Proxies. Proxies, including proxies given by telephone or via the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the applicable Fund at One Beacon Street, Boston, Massachusetts 02108, (ii) by properly submitting a later-dated Proxy Card that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a proxy previously given.

Adjournment. Whether or not a quorum is present at the meeting, the chairman of the meeting may adjourn the meeting from time to time (with respect to one or more matters) at any time and for any reason without notice other than announcement at the meeting at which the adjournment is taken. In addition, upon motion of the chairman of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and, in any such case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters to be adjourned, and without further notice other than announcement at the meeting at which the adjournment is taken. On any adjournment(s) put to a shareholder vote, the persons named as proxies on the enclosed proxy card will exercise their best judgment to vote as they deem to be in the best interests of shareholders. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of any adjournment(s). At any adjourned meeting at which a quorum is present, any action may be taken that could have been taken at the original meeting called.

Principal Underwriter. The principal underwriter for the Fund is DeAWM Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606-5808.

7

SUBMISSION OF SHAREHOLDER PROPOSALS

The Fund does not hold regular shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Fund's at the following address: One Beacon Street, Boston, Massachusetts 02108.

Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting; however, timely submission of a proposal does not necessarily mean that such proposal will be included in the associated proxy statement.

OTHER MATTERS TO COME BEFORE THE MEETING

No Board Member is aware of any matters that will be presented for action at the Meeting other than the Proposal set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust and/or the Fund.

SHAREHOLDERS’ REQUEST FOR A SPECIAL SHAREHOLDER MEETING

Meetings of shareholders of the Trust shall be called by the Board Members or such other person or persons as specified in the Bylaws of the Trust upon the written request of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting.

IF YOU HAVE ANY QUESTIONS CONCERNING THIS PROXY STATEMENT OR THE

PROCEDURES TO BE FOLLOWED TO EXECUTE AND TO DELIVER A PROXY CARD, PLEASE CONTACT Computershare AT [TOLL FREE NUMBER]. SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND TO SIGN THE ENCLOSED PROXY CARD AND TO RETURN IT IN THE ENCLOSED ENVELOPE, OR TO FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET. CONTRACT OWNERS WHO WISH TO INSTRUCT THEIR INSURANCE COMPANY HOW TO VOTE ON THEIR BEHALF SHOULD COMPLETE AND SIGN THE VOTING INSTRUCTION CARD.

8

EXHIBIT A

5% SHAREHOLDERS

(as of October 7, 2015)

No person is known by the Fund to own more than 5% of the outstanding shares of Class A of the Fund, except as specified below.

Fund	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Shares in Class

1

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: [ ] or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call [ ] Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Joint Special Meeting 345 Park Avenue New York, NY 10154 on December 21, 2015

Please detach at perforation before mailing.

                                                              PROXY CARD

DEUTSCHE VARIABLE SERIES II
DEUTSCHE MONEY MARKET VIP

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 21, 2015

The undersigned shareholder of Deutsche Money Market VIP, a series of Deutsche Variable Series II (the “Fund”), hereby appoints John Millette, Caroline Pearson and Melinda Morrow, or any of them, as proxy or proxies of the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of the Fund to be held at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154, on Monday, December 21, 2015 at [2:00 p.m.], Eastern time, and to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated Special Meeting of Shareholders, and at any and all adjournments or postponements thereof. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR the Proposal. Receipt of the Notice of Special Meeting of Shareholders and the related Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: [ ]

VOTE VIA THE TELEPHONE: [ ]

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)
Date

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on December 21, 2015.

The Proxy materials for this meeting are available at: [                ]

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example:█

VOTE THE PROPOSAL:

FOR AGAINST ABSTAIN

Approval of a Revised Fundamental Investment Policy Relating to Concentration                    ☐       ☐              ☐

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ALL MATTERS INCIDENT TO THE SPECIAL MEETING OF SHAREHOLDERS AND ON SUCH OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED.

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: [ ] or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call [ ] Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Joint Special Meeting 345 Park Avenue New York, NY 10154 on December 21, 2015

Please detach at perforation before mailing.

VOTING Instruction CARD	Deutsche Variable Series II DEUTSCHE MONEY MARKET VIP PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 21, 2015	VOTING Instruction CARD

[Insurance Company Separate Account Name]

This Voting Instruction Card is solicited by the above referenced insurance company (the “Company”) for its contract holders and contract participants who hold unit values in the separate account of the Company that invests in Deutsche Money Market VIP, a series of Deutsche Variable Series II (the “Fund”) and who are entitled to instruct the company on how to vote shares held by the separate account. This Voting Instruction Card revokes all prior Voting Instruction Cards given by the undersigned.

The undersigned contract holder or contract participant instructs the Company to vote, at the Special Meeting of Shareholders and at any adjournments or postponements thereof (the “Special Meeting”), all shares of the Fund attributable to his or her contract or interest therein as directed on the reverse side of this card. The undersigned acknowledges receipt of the Fund’s Notice of Special Meeting and related Proxy Statement.

For all properly executed Voting Instruction Cards, the Company will vote all shares of the Fund attributable to your account as directed. If you sign below but do not make instructions on the reverse, the Company will vote all shares of the Fund attributable to your account value FOR the proposals. If you fail to return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to the voting instructions for the Fund actually received from contract participants and contract holders in the separate account.

VOTE VIA THE INTERNET: [                     ]

VOTE VIA THE TELEPHONE: [                 ]

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)
Date

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on December 21, 2015.

The Proxy materials for this meeting are available at: [                 ]

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS VOTING INSTUCTION CARD

Please detach at perforation before mailing.

THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example:

VOTE THE PROPOSAL:

FOR AGAINST ABSTAIN

Approval of a Revised Fundamental Investment Policy Relating to Concentration                                        ☐          ☐        ☐

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED.